WISCONSIN CAPITAL FUNDS, INC.

PLUMB BALANCED FUND (PLBBX)
PLUMB EQUITY FUND (PLBEX)
 (collectively, the “Funds”)

Supplement dated December 1, 2017
to the Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2017

Effective as of December 1, 2017, Wisconsin Capital Management, LLC, the investment adviser to the Funds (the “Advisor”), has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit the Total Annual Fund Operating Expenses of each of the Funds to 1.19% of such Fund’s average daily net assets. This contractual limitation is in effect until July 31, 2018, and may not be terminated without the approval of the Board of Directors of Wisconsin Capital Funds, Inc.

1.	Accordingly, the “Expenses and Fees” table and “Example” in the section entitled “FUND SUMMARY SECTION – Plumb Balanced Fund” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Plumb Balanced Fund This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.
Shareholder Fees (fees paid directly from your investment).
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment).
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees(1)	0.20%
Other Expenses(1)	0.76%
Total Annual Fund Operating Expenses	1.61%
Fee Waivers and Expense Reimbursements(2)	-0.42%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.19%
______________________

(1) “Distribution and/or Service (12b-1) Fees” and “Other Expenses” have been restated to reflect current expenses.
(2) The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2018, to waive fees and reimburse expenses of the Balanced Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.19% of its average daily net assets. This expense cap may not be terminated prior to this date except by the Board of Directors.  For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap at the time of waiver for that fiscal year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2018.  The assumed return does not represent actual or future performance, and your actual costs may be higher or lower.  However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$121	$467	$836	$1,876

2.	Accordingly, the “Expenses and Fees” table and “Example” in the section entitled “FUND SUMMARY SECTION – Plumb Equity Fund” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Plumb Equity Fund This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.
Shareholder Fees (fees paid directly from your investment).
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment).
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees(1)	0.25%
Other Expenses(1)	0.82%
Total Annual Fund Operating Expenses	1.72%
Fee Waivers and Expense Reimbursements(2)	-0.53%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.19%
________________________

(1) “Distribution and/or Service (12b-1) Fees” and “Other Expenses” have been restated to reflect current expenses.
(2) The Advisor has contractually agreed, at least until July 31, 2018, to waive fees and reimburse expenses of the Equity Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.19% of its average daily net assets.  This expense cap may not be terminated prior to this date except by the Board of Directors.  For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap at the time of waiver for that fiscal year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2018.  The assumed return does not represent actual or future performance, and your actual costs may be higher or lower.  However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$121	$490	$884	$1,986

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Please retain this supplement for your reference.